As filed with the Securities and Exchange Commission on March 19, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22684

Daxor Corporation

(Exact name of registrant as specified in charter)

109 Meco Lane

Oak Ridge, Tennessee 37830

(Address of principal executive offices) (Zip code)

Michael Feldschuh

109 Meco Lane

Oak Ridge, Tennessee 37830

(Name and address of agent for service)

212-330-8500

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Explanatory Note

On March 1, 2023, the undersigned registrant filed its Certified Shareholder Report on Form N-CSR for the annual period ended December 31, 2022. This amendment is being made solely to amend and restate Item 4 and Item 11 of the originally filed Report.

This amendment does not reflect events occurring after the filing of the original Certified Shareholder Report on Form N-CSR for the annual period ended December 31, 2022, and, other than providing the amended and restated Item 4 and Item 11 disclosure, does not modify or update the disclosures in the original Certified Shareholder Report on Form N-CSR in any way.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)-(d) The registrant has engaged principal accountants to perform audit services, audit-related services, and tax services during the past two fiscal years (no principal accountants were engaged to perform other services). “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to assurance services and related services by the principal accountant that are reasonably related to the performance of the audit, and audit-related services in connection with the registrant’s offering of shares. “Tax services” refer to professional services rendered for tax compliance, tax advice, and tax planning. The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by principal accountants.

The aggregate fees billed by Baker Tilly, LLP for each of the last two fiscal years for audit services and audit-related services are provided below (no principal accountants were engaged to perform other services).

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$73,575	$70,900
Audit-Related Fees	$26,510	$0
All Other Fees	N/A	N/A

The aggregate fees billed by Zelin & Associates CPA LLC for each of the last two fiscal years for tax services are provided below.

	FYE 12/31/2022	FYE 12/31/2021
Tax Fees	$18,000	$18,000

(e)(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

(e)(2) Zero percent of the fees billed by the principal accountants applicable to non-audit service were pursuant to waiver of the pre-approval requirements.

(f) All of the principal accountants’ hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountants.

(g) The principal accountants did not bill any non-audit fees to the registrant, and the registrant does not have an investment adviser.

(h) This item is not applicable as the principal accountants did not render any non-audit services to the registrant, and the registrant does not have an investment adviser.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 13. EXHIBITS

a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

4) Change in the registrant’s independent public accountant. Not applicable.

b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Daxor Corporation

By (Signature and Title)	/s/ Michael Feldschuh
Michael Feldschuh
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 19, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this amended report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Feldschuh
Michael Feldschuh
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 19, 2024

By (Signature and Title)	/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer and Chief Compliance Officer (Principal Financial Officer)

Date:	March 19, 2024